Exhibit 10.1

SECOND Amendment to PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Second Amendment”) is made and entered into as of June 20, 2022, by and between HOMESOURCE ACQUISITIONS, LLC, a Delaware limited liability company (“Buyer”) and MCLEAN SFR INVESTMENT, LLC, a Delaware limited liability company (“Seller”).

RECITALS

A. Seller and Buyer entered into that certain Purchase and Sale Agreement having an Effective Date of May 10, 2022, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of May 27, 2022 (as amended, the “Agreement”), pursuant to which Seller agreed to sell and Buyer agreed to buy the “Property” (as defined in the Agreement).

B. Seller and Buyer desire to amend the Agreement in accordance with the terms and conditions set forth in this Second Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. Defined Terms and Recitals. All capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Agreement. Seller and Buyer hereby agree that the recitals set forth above are true and correct and incorporated into this Second Amendment.

2. Deposit. Section 5 of the Agreement is deleted in its entirety and replaced with the following:

“DEPOSIT. Within three (3) Business Days after the Effective Date, Buyer will deposit $2,655,000.00 (the “Initial Deposit”) with the Escrow Agent in Current Funds. On or before June 21, 2022, Buyer will deposit $2,655,000.00 (the “Additional Deposit,” and together with the Initial Deposit, the “Deposit”) with the Escrow Agent in Current Funds. “Current Funds” means wire transfers, certified funds, or cashier’s checks in a form acceptable to Escrow Agent that permit Escrow Agent to immediately disburse such funds. The Deposit will be credited to the Portfolio Purchase Price for the Properties; the remainder of the Portfolio Purchase Price and Buyer’s share of closing costs and pro-rations will be paid in Current Funds through escrow at Closing (as defined herein).”

3. Closing. The first sentence of Section 7 of the Agreement is deleted in its entirety and replaced with the following:

“The closing (the “Closing”) of the purchase and sale of each Property shall take place no later than August 19, 2022 (the “Closing Date”).”

4. Successors and Assigns. The terms of this Second Amendment shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective legal representatives, successors and permitted assigns.

5. No Further Modifications. Except as set forth herein, the Agreement remains unmodified and in full force and effect. In the event of any inconsistency between the provisions of the Agreement and this Second Amendment, the terms of this Second Amendment shall control.

6. Counterparts; Authority. This Second Amendment may be executed in counterparts, which when taken together shall constitute one and the same instrument. The parties contemplate that they may be executing counterparts of this Second Amendment transmitted by email or other electronic means and agree and intend that a signature by email or other electronic means shall bind the party so signing with the same effect as though the signature were an original signature. The signatories hereto represent and warrant that they have full and complete authority to enter into this Second Amendment and that the undersigned are duly authorized to execute this Second Amendment and bind Buyer and Seller, respectively.

[SIGNATURE PAGE FOLLOWS]

Second Amendment to Purchase and Sale Agreement

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed as of the day and year first written above.

BUYER:	HOMESOURCE ACQUISITIONS, LLC,
a Delaware limited liability company
	By:	/s/ ADAM LEVINSON
	Name:	Adam Levinson
	Title:	Chief Investment Officer

SELLER:	MCLEAN SFR INVESTMENT, LLC,
a Delaware limited liability company
	By:	/s/ Richard Konzmann
	Name:	Richard Konzmann
	Title:	Executive Vice President, Chief Financial Officer

Second Amendment to Purchase and Sale Agreement